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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) August 11, 1994


                       THE CHASE MANHATTAN CORPORATION

           (Exact name of registrant as specified in its charter)


      Delaware               1-5945                13-2633613

(State or other jurisdiction (Commission           (IRS Employer
     of incorporation)       File Number)          Identification No.)


     1 Chase Manhattan Plaza,                           10081
       New York, New York                            (Zip Code)
(Address of principal executive offices)


                               (212) 552-2222

            (Registrant's telephone number, including area code)


                               Not Applicable

        (Former name or former address, if changed since last report)

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Item 5.      Other Events
- -------      ------------

                 On August 11, 1994, The Chase Manhattan Corporation
             (the "Company") entered into a distribution agreement covering the issue and placement of up to $200,000,000 aggregate principal amount of Senior/Subordinated Medium-Term Notes, Series C. Said Notes were registered under the Securities Act of 1933 pursuant to The Chase Manhattan Corporation's shelf registration statement (Registration Statement No. 33-58144).

Item 7.      Financial Statements, Pro Forma Financial Information
             and Exhibits
- -------      ---------------------------------------------------

   (c)       Exhibits

(1)(c)       Distribution Agreement between the Company and Smith
             Barney Inc.

(4)(oo)      Form of Senior Medium-Term Note, Series C (Fixed Rate).

(4)(pp)      Form of Senior Medium-Term Note, Series C (Floating
             Rate).

(4)(qq)      Form of Subordinated Medium-Term Note, Series C (Fixed
             Rate).

(4)(rr)      Form of Subordinated Medium-Term Note, Series C
             (Floating Rate).



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.


                             THE CHASE MANHATTAN CORPORATION
                             -------------------------------
                                      Registrant

                             By: /s/ Arjun K. Mathrani
                                ----------------------------
                                 Arjun K. Mathrani
                                 Executive Vice President
                                 and Chief Financial Officer

August 11, 1994

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                             Exhibit Index

(1)(c)       Distribution Agreement between the Company and Smith
             Barney Inc.

(4)(oo)      Form of Senior Medium-Term Note, Series C (Fixed Rate).

(4)(pp)      Form of Senior Medium-Term Note, Series C (Floating
             Rate).

(4)(qq)      Form of Subordinated Medium-Term Note, Series C (Fixed
             Rate).

(4)(rr)      Form of Subordinated Medium-Term Note, Series C
             (Floating Rate).










ACE0244B